UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A

Amendment No. 1

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2009

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Insight Management Corporation

(Exact name of registrant as specified in its charter)

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Florida	333-148697	20-8715508
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

1130 E. Clark Ave. Ste. 150-286 Orcutt, CA 93455
(Address of principal executive offices)

(866) 787-3588
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

This Current Report on Form 8-K/A is filed to report the financial information that was required to be presented as a result of the closing of the Stock Purchase Agreement having an effective date of June 30, 2009 with Rebel Testing, Inc., a Wyoming corporation. Details of the acquisition was filed in our Current Report on Form 8-K filed with the SEC on July 7, 2009.

Item 9.01.

Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Financial Statements of Business Acquired.

See Item 9.01(a) attached herewith.

(b)

Pro forma financial information.

See Item 9.01(b) attached herewith.

(c)

Shell Company Transactions.

Not applicable.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibit
23.1	Consent of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2009	INSIGHT MANAGEMENT CORPORATION.

	By	/s/ JENNIFER RAPACKI
Jennifer Rapacki
Chief Executive Officer
(Principal Executive Officer)

Insight Management Corporation

The following financial statements and pro forma financial information are filed as part of the Form 8-K/A:

Audited Financial Statements of Business Acquired as of, and for the Years Ended, December 31, 2008 and 2007:

Report of Independent Registered Public Accounting Firm

F-1

Balance Sheets

F-2

Statements of Operations

F-3

Statements of Changes in Stockholders’ Equity

F-4

Statements of Cash Flows

F-5

Notes to Financial Statements

F-6

Unaudited Pro Forma Financial Information:

Basis of Presentation

PF-1

Pro-Forma Combined Statements of Operations for the Year Ended December 31, 2008 (Unaudited)

PF-2

Pro-Forma Combined Statements of Operations for the Six Months Ended June 30, 2009 (Unaudited)

PF-3

Notes to Unaudited Pro Forma Combined Statements of Operations

PF-4

Item 9.01(a) Audited Financial Statements of Business Acquired as of, and for the Years Ended, December 31, 2008 and 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders

Rebel Testing, Inc.

We have audited the accompanying balance sheets of Rebel Testing, Inc. as of December 31, 2008 and 2007 and the related statements of operations, changes in stockholders’ equity, and cash flows for the periods then ended.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rebel Testing, Inc. as of December 31, 2008 and 2007, and the results of its operations, changes in stockholders’ equity and cash flows for the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ M&K CPAS, PLLC
www.mkacpas.com
September 28, 2009

REBEL TESTING, INC.

BALANCE SHEETS

	December 31,
	2008	2007
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$139,511	$301,538
Accounts receivable, net	607,170	640,656
Other current assets	850	—
TOTAL CURRENT ASSETS	747,531	942,194

PROPERTY AND EQUIPMENT, net	583,290	338,093

OTHER NON-CURRENT ASSETS	—	917

TOTAL ASSETS	$1,330,821	$1,281,204

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$18,343	$24,484
Accrued expenses	533	1,322
Current maturities of long-term debt	14,177	15,692
TOTAL CURRENT LIABILITIES	33,053	41,498

LONG TERM DEBT, net of current maturities	—	7,267

TOTAL LIABILITIES	33,053	48,765

STOCKHOLDERS’ EQUITY:
Common stock, no par value; 30,000 shares authorized; 30,000 shares issued; 20,000 shares outstanding	30,000	30,000
Retained earnings	1,280,268	1,214,939
	1,310,268	1,244,939
Less: Treasury stock, at cost (Shares held: 2008-10,000, 2007-10,000)	(12,500)	(12,500)
TOTAL STOCKHOLDERS’ EQUITY	1,297,768	1,232,439

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,330,821	$1,281,204

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

REBEL TESTING, INC.

STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2008	2007

SERVICE REVENUES	$3,315,492	$2,865,651

COSTS AND EXPENSES:
Salary and wages	1,267,385	1,179,140
Rent	90,223	52,312
Supplies	397,521	313,942
Insurance	156,574	180,012
Repairs and maintenance	117,244	86,153
Professional fees	5,290	2,415
Other operating expenses	112,153	102,712
Depreciation and amortization	140,163	126,601
Total cost and expenses	2,286,553	2,043,287

OTHER INCOME:
Gain on sale of property and equipment	—	75,000
Interest income, net	1,990	7,080
Total other income	1,990	82,080

NET INCOME	$1,030,929	$904,444

BASIC AND DILUTED EARNINGS PER COMMON SHARE	$51.55	$45.22

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	20,000	20,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

REBEL TESTING, INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

	Common Stock		Retained	Treasury
	Shares	Amount	Earnings	Stock	Total
Balances, December 31, 2006	30,000	$30,000	$1,030,495	$(12,500)	$1,047,995

Net income			904,444		904,444

Shareholder distributions			(720,000)		(720,000)

Balances, December 31, 2007	30,000	30,000	1,214,939	(12,500)	1,232,439

Net income			1,030,929		1,030,929

Shareholder distributions			(965,600)		(965,600)

Balances, December 31, 2008	30,000	$30,000	$1,280,268	$(12,500)	$1,297,768

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

REBEL TESTING, INC.

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,030,929	$904,444
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	140,163	126,601
Gain on sale of property and equipment	—	(75,000)
Change in:
Accounts receivable	33,486	(24,479)
Other current assets	(850)	400
Other non-current assets	917	500
Accounts payable	(789)	1,059
Accrued expenses	(6,141)	(4,084)

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,197,715	929,441

CASH FLOWS FROM INVESTING ACTIVITIES:
Property and equipment purchases	(371,532)	(98,798)
Proceeds from sale of property and equipment	—	75,000

NET CASH USED IN INVESTING ACTIVITIES	(371,532)	(23,798)

CASH FLOWS FROM FINANCING ACTIVITIES:
Shareholder distributions	(965,600)	(720,000)
Repayments on long-term debt	(22,610)	(27,870)

NET CASH USED IN FINANCING ACTIVITIES	(988,210)	(747,870)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(162,027)	157,773

CASH AND CASH EQUIVALENTS, beginning of year	301,538	143,765

CASH AND CASH EQUIVALENTS, end of year	$139,511	$301,538

SUPPLEMENTAL DISCLOSURE OF NON-CASH FINANCING INFORMATION:
Vehicle acquired by seller financing	$13,828	$—

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid for interest	$336	$—

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

REBEL TESTING, INC.

NOTES TO FINANCIAL STATEMENTS

1.

Nature of Operations

Rebel Testing, Inc. (the “Company”) is a Wyoming-based company providing servicing and maintenance of natural gas wells for customers located in the greater Rocky Mountain region since its incorporation in 1991. On June 30, 2009, 100% of the outstanding common stock of the Company was acquired by Insight Management Corporation, a publicly-traded holding company. Upon its acquisition, the Company became a wholly-owned subsidiary of Insight Management Corporation. Insight Management Corporation is based in California and engaged in providing supporting technology and operational services to the oil & gas industry in the western United States.

2.

Significant Accounting Policies

Basis of Financial Statement Presentation

The accompanying financial statements of Rebel Testing, Inc. have been prepared in accordance with principles generally accepted in the United States of America.

Revenue Recognition

Revenue is comprised principally of service revenue from work performed for customers under master service arrangements. Revenue is recognized at the time a work order is completed and approved by the customer, in the same manner as they are contractually earned as such policy complies with the following criteria: (i) persuasive evidence of an arrangement exists; (ii) the services have been provided; (iii) the fee is fixed and determinable, (iv) collectability is reasonably assured. Once work is approved, the Company has no further service obligations to the customer, at which time the work order is billed and is payable in full by the customer. The Company’s policy is not to grant refunds or other credits against billed amounts for completed and approved work orders.

Cash and Cash Equivalents

The Company considers all unrestricted highly liquid investments purchased with a maturity of three months or less at the time of purchase to be cash equivalents. There were no cash equivalents at December 31, 2008 or 2007.

Fair Value of Financial Instruments

Accounting principles generally accepted in the United States require disclosing the fair value of financial instruments to the extent practicable for financial instruments, which are recognized or unrecognized in the balance sheet. In assessing the fair value of its financial instruments, the Company uses a variety of methods and assumptions, which are based on estimates of market conditions and risks existing at that time. For certain instruments, including cash and cash equivalents, accounts receivable, accounts payable, and long-term notes payable, the Company estimated the carrying amount approximated fair value for the majority of these instruments because of their short maturity. The fair value of the Company’s property and equipment is estimated to approximate their net book values.

Accounts Receivables and Allowance for Doubtful Accounts

The Company provides credit in the normal course of business to its customers. The Company performs ongoing credit evaluations of its customers and maintains allowances for doubtful accounts based on factors surrounding the credit risk of specific customers, historical trends, and other information. An allowance is established with a charge to bad debt expense at the time management determines a customer balance has become doubtful, , in accordance with the direct write off method. During the years ended December 31, 2008 and 2007, the Company wrote off accounts totaling $3,097 and zero, respectively, to bad debt expense. All accounts remaining were deemed to be fully collectible by management, and as such, no allowance was necessary at December 31, 2008 or 2007.

Property and Equipment

Property and equipment are recorded at cost. Depreciation is computed using straight-line method based on the estimated useful lives of the related assets, generally ranging from three to seven years. Expenditures for repairs and maintenance are charged to expense when incurred. Expenditures for major renewals and betterments, which extend the useful lives of existing equipment, are capitalized and depreciated over the remaining useful life of the equipment. Upon retirement or disposition of property and equipment, the cost and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in the statement of operations.

Impairment of Long-Lived Assets

In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company evaluates the recoverability of property and equipment and other long-lived assets, if facts and circumstances indicate that any of those assets might be impaired. If an evaluation is required, the estimated future undiscounted cash flows associated with the asset are compared to the asset’s carrying amount to determine if an impairment of such property is necessary. The effect of any impairment would be to expense the difference between the fair value of such property and its carrying value. Based on the Company’s review, no such impairment indicators exist for the periods presented.

Advertising

Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2008 and 2007 was $2,982 and $1,388.

Income Taxes

The shareholders have elected treatment of the Company as an S-Corporation for taxation purposes under the provisions of the Internal Revenue Code. Under these provisions, taxation effects from income or losses of the Company pass directly to the shareholders. Accordingly, no provision for income tax effects is presented in the accompanying financial statements. As of its acquisition by Insight Management Corporation on June 30, 2009, the S-Corporation election automatically terminated, whereby the Company became a C-Corporation for income tax purposes. From that date forward, income taxation effects will occur at the company level.

Earnings Per Common Share

Basic earnings per common share is calculated based upon the weighted average number of common shares outstanding during the periods presented. In determining the weighted average number of common shares outstanding, all shares issued at nominal value, net of subsequent share cancellations, are considered as outstanding as of the inception date. The Company had no potentially dilutive equity-based instruments outstanding at December 31, 2008 and 2007.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Recently Issued Accounting Standards

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (SFAS 157), “Fair Value Measurements,” which defines fair value, establishes guidelines for measuring fair value and expands disclosures regarding fair value measurements. SFAS 157 does not require any new fair value measurements but rather eliminates inconsistencies in guidance found in various prior accounting pronouncements. SFAS 157 is effective for fiscal years beginning after November 15, 2007. In February 2008, the FASB issued FASB Staff Position (FSP) 157-2, “Effective Date of FASB Statement No. 157,” which defers the effective date of Statement 157 for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in an entity’s financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Earlier adoption is permitted, provided the company has not yet issued financial statements, including for interim periods, for that fiscal year.

The company adopted those provisions of SFAS 157 that were unaffected by the delay in 2008. Such adoption has not had a material effect on our consolidated statement of financial position, results of operations or cash flows.

SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, SFAS No. 157 established a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows.

•

Level 1. Observable inputs such as quoted market prices in active markets.

•

Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly:, and

•

Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The Company had no assets or liabilities that were measured and recognized at fair value on a non-recurring basis as of December 31, 2008 or 2007, and as such, had no assets or liabilities that fell into the tiers described above.

In February 2007, the FASB issued Statement No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, including an Amendment of SFAS No. 115”. SFAS 159 permits entities an option to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. The objective of this Statement is to reduce both complexity in accounting for financial instruments and the volatility in earnings caused by measuring related assets and liabilities using different measurement techniques. The fair value measurement provisions are elective and can be applied to individual financial instruments. A business entity shall report unrealized gains and losses on items for which the fair value options have been elected in earnings at each subsequent reporting date. This Statement is effective for the Company as of January 1, 2008. For the period ended December 31, 2008 and 2007, there were no applicable items on which the fair value option was elected.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133”. SFAS 161 changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, which begins January 1, 2009 for the Company. The adoption of SFAS 161 is not expected to have a material impact on the Company’s results from operations or financial position.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS 162). This statement identifies the sources of accounting principles and the framework for selecting the principles used in the preparation of financial statements of nongovernmental entities that are presented in accordance with GAAP. With the issuance of this statement, the FASB concluded that the GAAP hierarchy should be directed toward the entity and not its auditor, and reside in the accounting literature established by the FASB as opposed to the American Institute of Certified Public Accountants (AICPA) Statement on Auditing Standards No. 69, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.” The effective date of this statement is November 15, 2008. The adoption of SFAS 162 is not expected to have a material impact on the Company’s results from operations or financial position.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts-an interpretation of FASB Statement No. 60.” Diversity exists in practice in accounting for financial guarantee insurance contracts by insurance enterprises under FASB Statement No. 60, Accounting and Reporting by Insurance Enterprises. This results in inconsistencies in the recognition and measurement of claim liabilities. This Statement requires that an insurance enterprise recognize a claim liability prior to an event of default (insured event) when there is evidence that credit deterioration has occurred in an insured financial obligation. This Statement requires expanded disclosures about financial guarantee insurance contracts. The accounting and disclosure requirements of effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2008, the Statement will improve the quality of information provided to users of financial statements. The Statement is which begins January 1, 2009 for the Company. The adoption of FASB 163 will not have a material impact on the Company’s results from operations or financial position.

In June 2008, the FASB issued FASB Staff Position (FSP) Emerging Issues Task Force (EITF) No. 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities.” Under the FSP, unvested share-based payment awards that contain rights to receive non-forfeitable dividends (whether paid or unpaid) are participating securities, and should be included in the two-class method of computing EPS. The FSP is effective for fiscal years beginning after December 15, 2008, and interim periods within those years, and is not expected to have a material impact on the Company’s results from operations or financial position.

In December 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) FASB Interpretation (“FIN”) 48-3, Effective Date of FASB Interpretation No. 48 for Certain Nonpublic Enterprises. FSP FIN 48-3 permits an entity within its scope to defer the effective date of FIN 48, Accounting for Uncertainty in Income Taxes, to its annual financial statements for fiscal years beginning after December 15, 2008. The Company has elected to defer the application of FIN 48 for the year ended December 31, 2008. The Company evaluates its uncertain tax positions using the provisions of SFAS No. 5, Accounting for Contingencies. Accordingly, a loss contingency is recognized when it is probable that a liability has been incurred as of the date of the financial statements and the amount of the loss can be reasonably estimated. The amount recognized is subject to estimate and management judgment with respect to the likely outcome of each uncertain tax position. The amount that is ultimately sustained for an individual uncertain tax position or for all uncertain tax positions in the aggregate could differ from the amount recognized.

4.

Concentrations of Risk

Credit Risk

Financial instruments exposed to potential credit risk are cash and accounts receivable. The Company maintains depository cash accounts at two banks, where balances are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000 per depositor. The cash in excess of the FDIC insured limit at December 31, 2008 and 2007 was zero and $14,102, respectively.

Substantially all of the Company’s customers are engaged in the oil & gas industry in the western United States. This concentration of customers may impact overall exposure to credit risk, either positively or negatively, in that customers may be similarly affected by changes in general economic and/or specific industry conditions. The Company extends unsecured credit based on management’s assessment of the customer’s financial condition, receivable aging, customer disputes, and general business and economic conditions.

Three customers amounted to of accounts receivable as of December 31, 2008, respectively. No other customers amounted to more than 10% of 50%, 13% and 10% of accounts receivable as of December 31, 2007, and two customers amounted to 62% and 11% accounts receivable as of December 31, 2007 and 2008. Based on its assessment of accounts receivable, management determined no allowance for doubtful accounts was required at December 31, 2008 and 2007.

Major Customers

Sales to three customers in the year ended December 31, 2007 amounted to a total of 45%, 16% and 12% of revenue, respectively. Sales to three customers in the year ended December 31, 2008 amounted to a total of 49%, 17% and 11% of revenues, respectively. No other single customer accounted for more than 10% of revenues in 2007 or 2008.

5.

Property and Equipment

During the year ended December 31, 2007, the company disposed of equipment with zero net book value and recorded a gain of $75,000.

The following is a summary of assets included under property and equipment in the accompanying balance sheets:

	December 31,
	2008	2007
Equipment	$704,139	$480,458
Vehicles	867,125	705,446
	1,571,264	1,185,904
Less: accumulated depreciation and amortization	987,974	847,811
Property and equipment, net	$583,290	$338,093

The property and equipment estimated average useful lives were five years for the years ended December 31, 2008 and 2007.

6.

Long-Term Debt

	December 31,
	2008	2007
Note payable to financing company; 0% interest; $1,030 monthly installments; due July 2009; secured by vehicle	$7,263	$19,627

Note payable to financing company; 0% interest; $576 monthly installments; due December 2009; secured by equipment	6,914	—

Note payable to financing company; 0% interest; $1,210 monthly installments; due March 2008; secured by equipment	—	3,332

Total long-term debt	14,177	22,959
Less: current maturities	14,177	15,692
	$—	$7,267

7.

Commitments/Related Party Transactions

The Company rents office space and equipment under various short-term, cancellable operating leases. Total rent expense was $90,223 and $52,312 for the years ended December 31, 2008 and 2007.

Included in the above is a lease for an office facility from a company owned by Rebel Testing, Inc. shareholders under a month-to-month arrangement with no terms. Rent expense for this related party lease was $47,000 and $36,000 for the years ended December 31, 2008 and 2007.

8.

Retirement Benefit Plan

The Company sponsors a retirement benefit plan which covers all employees meeting the participation requirements and who elect to participate. The plan provides for elective contributions by employees up to a maximum limit allowed by tax regulations. The Company can elect to make matching contributions equal to 3% of the compensation of participating employees. Total benefit plan expense for Company contributions was $8,483 and $8,000 for the years ended December 31, 2008 and 2007.

9.

Subsequent Event

Effective June 30, 2009, all of the Company’s outstanding common shares were acquired by Insight Management Corporation, a publicly-traded holding company. Under the terms of Stock Purchase Agreement, the Company shareholders received $20,000 in cash at closing and a promissory note with a total face value of $4,980,000, secured by the Company’s common stock. At that time, the Company became a wholly-owned subsidiary of Insight Management Corporation and a C-Corporation for income taxation purposes.

Item 9.01(b) Unaudited Pro Forma Financial Information

Insight Management Corporation

Unaudited Pro Forma Combined Statements of Operations

for the Year Ended December 31, 2008 and Six Months Ended June 30, 2009

Basis of Presentation

Insight Management Corporation/Microresearch Corporation Reverse Merger

Effective June 29, 2009, Insight Management Corporation (the “Company”) acquired through a wholly-owned subsidiary all outstanding common stock of Microresearch Corporation in a reverse triangular merger. The acquisition was treated as a recapitalization of Insight Management Corporation. Under U.S. generally accepted accounting principles, in this reverse merger Microresearch Corporation is considered the acquirer for accounting purposes and not Insight Management Corporation, which was the legal acquirer. Accordingly, all historic information presented in the accompanying pro forma combined statements of operations is that of Microresearch Corporation. A more detailed description of the reverse merger may be found in the Current Report on Form 8-K filed by the Company on July 7, 2009 and in the 2009 Interim Report on Form 10-Q filed on September 17, 2009.  Upon review of Microresearch’s financials for the prior two fiscal years, the Company concluded that Microresearch did not meet the definition of a business under SFAS 141(R) “Business Combinations” and as a result, audited financial statements for Microresearch are not provided in this Form 8-K/A.

Rebel Testing, Inc. Purchase Acquisition

Effective June 30, 2009, the Company acquired all outstanding common stock of Rebel Testing, Inc. (“RTI”). As a result of this stock purchase, the Company received approximately $1.1 million in tangible net assets, $3 million in identifiable intangible assets and $646,000 in goodwill in exchange for $20,000 in cash and $4.98 million in Seller-financed debt. The basis of presentation in accompanying pro forma information includes the effects of the purchase accounting resulting from this acquisition as if the acquisition had occurred January 1, 2008. A more detailed description of the RTI acquisition and related accounting matters may be found in the Current Report on Form 8-K filed by the Company on July 7, 2009 and in the 2009 Interim Report on Form 10-Q filed on September 17, 2009.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or the financial position that would have occurred if the acquisition had been consummated as of the assumed date, nor is it necessarily indicative of the future operating results or the financial position of the combined companies. No pro forma balance sheet is presented as the acquisition was effective June 30, 2009, which resulted in the acquisition being reflected in the 2009 Interim Report on Form 10-Q filed on September 17, 2009. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable.

The unaudited combined pro forma statement of operations for the year ended December 31, 2008 and the six months ended June 30, 2009 is based on the Company’s unaudited results of operations for the year ended December 31, 2008 and the audited results of operations for the year ended December 31, 2008 of RTI, and the Company’s unaudited results of operations for the six months ended June 30, 2009 and the unaudited results of operations for the six months ended June 30, 2009 of RTI, as if the RTI acquisition occurred on January 1, 2008. These pro forma unaudited combined financial statements should be read in conjunction with the Company’s 2009 Interim Report on Form 10-Q filed on September 17, 2009, and the historic financial statements and notes thereto of RTI included elsewhere in this report.

INSIGHT MANAGEMENT CORPORATION

PRO-FORMA COMBINED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Historic
	Insight Management Corporation Twelve Months Ended December 31, 2008	Rebel Testing, Inc. Twelve Months Ended December 31, 2008

			Pro Forma
			Adjustments		Combined

REVENUES	$—	$3,315,492			$3,315,492

COSTS AND EXPENSES:
Consulting fees	304,300	—			304,300
Consulting fees - related party	29,250	—			29,250
Contracted labor	17,075	—			17,075
Professional fees	32,190	5,290			37,480
Salary and wages	32,292	1,267,385			1,299,677
Rent	—	90,223			90,223
Supplies	—	397,521			397,521
Insurance	—	156,574			156,574
Repairs and maintenance	—	117,244			117,244
Other operating expenses	25,254	112,153			137,407
Impairment of goodwill	215,000				215,000
Depreciation and amortization	644	140,163	$366,884	a	507,691

Total cost and expenses	656,005	2,286,553	366,884		3,309,442

OTHER INCOME:
Income on disposal of equipment	3,560	—			3,560
Interest income (expense), net	—	1,990	(173,718	) b	(171,728)

Total other income (expense), net	3,560	1,990	(173,718)		(168,168)

Net income (loss), before income taxes	(652,445)	1,030,929	(540,602)		(162,118)

Income tax (expense) benefit	—	—	—	c	—

NET INCOME (LOSS)	$(652,445)	$1,030,929	$(366,884)		$(162,118)

BASIC AND DILUTED LOSS PER COMMON SHARE	$(0.01)				$(0.00)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	72,064,832				72,064,832

SEE ACCOMPANYING NOTES TO UNAUDITED PRO-FORMA COMBINED STATEMENTS OF OPERATIONS.

INSIGHT MANAGEMENT CORPORATION

PRO-FORMA COMBINED STATEMENTS OF OPERATIONS
(UNAUDITED)

	Historic
	Insight Management Corporation Six Months Ended June 30, 2009	Rebel Testing, Inc. Six Months Ended June 30, 2009

			Pro Forma
			Adjustments		Combined

REVENUES	$—	$1,092,170			$1,092,170

COSTS AND EXPENSES:
Consulting fees	102,550	—			102,550
Consulting fees - related party	10,000	—			10,000
Contracted labor	44,200	—			44,200
Professional fees	70,633	10,911			81,544
Salary and wages	58,942	505,556			564,498
Rent	—	31,000			31,000
Supplies	—	101,408			101,408
Insurance	—	75,993			75,993
Repairs and maintenance	—	36,170			36,170
Other operating expenses	19,703	45,627			65,330
Loss on disposal of equipment	1,453	—			1,453
Depreciation and amortization	699	70,082	$183,442	a	254,223

Total cost and expenses	308,180	876,747	183,442		1,368,369

OTHER INCOME:
Income on disposal of equipment
Interest income (expense), net	(1,018)	1,986	(59,670	) b	(58,702)

Total other income (expense), net	(1,018)	1,986	(59,670)		(58,702)

Net income (loss), before income taxes	(309,198)	217,409	(243,112)		(334,901)

Income tax (expense) benefit	—	—	—	c	—

NET INCOME (LOSS)	$(309,198)	$217,409	$(89,864)		$(181,653)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.00)				$(0.00)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	72,222,791				72,222,791

SEE ACCOMPANYING NOTES TO UNAUDITED PRO-FORMA COMBINED STATEMENTS OF OPERATIONS.

Insight Management Corporation

Notes to Unaudited Pro Forma Combined Statements of Operations

1.

Pro Forma Adjustments:

(a)

Represents depreciation and amortization adjustments relating to the fair value assessment of vehicles, equipment and identifiable intangible assets as a result of the purchase accounting for the acquisition of Rebel Trading, Inc., as follows (see the 2009 Interim Report on Form 10-Q filed on September 17, 2009 for further details):

	Twelve Months Ended December 31, 2008	Six Months Ended June 30, 2009

Depreciation	$121,034	$60,517
Amortization of identified intangible assets	$245,850	$122,925

(b)

Represents interest expense attributable to $4.98 million in RTI Seller-financed acquisition debt.

(c)

RTI was an S-corporation for taxation purposes until the effective date of its acquisition by the Company on June 30, 2009, at which time its S-Corporation status terminated. Thus, for the purpose of the pro forma statement of operations for the year ended December 31, 2008 and the six months ended June 30, 2009, RTI is depicted as a taxable C-corporation. The pro forma presentations assume a consolidated income tax return filing by the Company with that of RTI, in which case any taxable income of RTI would be entirely offset by available net operating loss carry forwards of Insight Management Corporation and result in no current income tax provision for the Company as a whole. Effects of deferred tax benefits are not included as pro forma adjustments, as management is uncertain to the extent, if any, such deferred benefits will be realized in subsequent periods.

2.

Per Share Information:

Basic and diluted net earnings or loss per share for the year ended December 31, 2008 were computed using the historic weighted average shares of the Company’s outstanding common stock, in addition to 66,012,962 common shares issued to the former Microresearch shareholders as the result of the reverse merger between Insight Management Corporation and Microreserach.

PF-4